United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 6, 2015

Communications Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive
Minnetonka, MN	55343
(Address Of Principal Executive Offices)	(Zip Code)

(952) 996-1674
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.      Results of Operations and Financial Condition

          As reported in Item 7.01, attached as Exhibit 99.1 to this Current Report is a presentation that Communications Systems, Inc. (the “Company”) intends to use for future investor meetings, public relations and other corporate purposes.

          This Investor Presentation includes limited information about (i) the Company’s Transition Networks subsidiary’s 2014 reduction of inventory, (ii) the Company’s JDL Technologies subsidiary’s 2010-2014 revenue and operating income, and (iii) other high-level Company trends. The Investor Presentation does not contain any detailed information about 2014 results of operations or financial condition.

Item 7.01      Regulation FD Disclosure

          Attached as Exhibit 99.1 to this Current Report is a presentation that the Company intends to use for future investor meetings, public relations and other corporate purposes.

          The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” and is not deemed “filed” for the purposes of, or otherwise subject to liabilities under, Section 18 of the Securities Exchange Act of 1934, as amended, and will not be deemed to be incorporated by reference into any future filings under it is expressly incorporated by reference into those filings.

Item 9.01.     Financial Statements and Exhibits

          The following Exhibit is attached:

Exhibit 99.1	Communications Systems, Inc. Investor Presentation

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

	By:	/s/ Edwin C. Freeman
Chief Financial Officer

Date: February 6, 2015